Exhibit 10.18

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is dated as of ____________, 2017, between Mota Group, Inc., a Delaware corporation (the “Company”) and _______________ (“Holder”).

WHEREAS, the Company has purchased certain products from the Holder in the aggregate amount of $___________ (collectively, the “Aggregate Outstanding Amount”);

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue its securities in satisfaction of the Aggregate Outstanding Amount and the Holder desires to receive such securities in satisfaction of the Aggregate Outstanding Amount, as more fully described in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

ARTICLE I.

DEFINITIONS

1.1           Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the date that the Registration Statement is declared effective by the Commission.

“Commission” means the United States Securities and Exchange Commission.

“Company Counsel” means Loeb & Loeb LLP.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Option Price” the lesser of (i) the Aggregate Outstanding Amount multiplied by 1.05, and (ii) the number of Securities, multiplied by the closing trading price of the Securities on the day prior to the date that the Company delivers the Call Notice (as defined below) to the Holder, multiplied by 1.05.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Public Offering” means an underwritten public offering of the Company’s securities.

“Registration Statement” means the registration statement filed by the Company with the Commission relating to the Public Offering.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

ARTICLE II.

EXCHANGE

2.1           Closing. On the Closing Date, immediately prior to the time that the Company’s Registration Statement is declared effective by the Commission, the Company shall issue to the Holder, in full satisfaction of the Aggregate Outstanding Amount, a number of the securities (the “Securities”) issued in the Public Offering equal to (i) the Aggregate Outstanding Amount divided by (ii) (a) the offering price per security in the public offering, multiplied by (b) .90. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

2.2	Deliveries.

(a)           On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Holder the following:

(i)               The Securities or an instruction letter to the Company’s transfer agent to deliver to the Holder a certificate representing the Securities.

(b)           On or prior to the Closing Date, the Holder shall deliver or cause to be delivered to the Company the following:

(i)               A letter indicating that the Aggregate Outstanding Amount has been satisfied in full.

2.3	Closing Conditions.

(a)           The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)               the accuracy in all material respects on the Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein);

(ii)              all obligations, covenants and agreements of the Holder required to be performed at or prior to the Closing Date shall have been performed; and

(iii)             the delivery by the Holder of the items set forth in Section 2.2(b) of this Agreement.

(b)           The obligations of the Holder hereunder in connection with the Closing are subject to the following conditions being met:

(i)               the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

(ii)               all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed; and

(iii)             the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a)           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in this Agreement.

3.2           Representations and Warranties of the Holder. The Holder hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a)           Authority. If the Holder is an entity, the Holder has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. This Agreement has been duly executed by the Holder, and when delivered by the Holder in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Holder, enforceable against the Holder in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           Investment Representations. The Holder understands that the Securities being offered and sold in reliance upon certain exemptions from the registration provisions of the Securities Act, and non-public offering exemptions of the securities laws of the states in which the Securities may be offered or sold. The Holder further represents and warrants as follows:

(i)               Securities Not Registered; Indefinite Holding Period. The Holder has been advised that the Holder must be prepared to bear the economic risk of an investment in the Company for an indefinite period because:

•                of the nature of the Company’s operations and the risks involved; and

•                the Securities will not be registered under applicable securities laws and regulations.

(ii)               Illiquidity. The Holder understands that there is not and may not be a market for the Securities in the foreseeable future. The Company is not obligated to create or support a secondary market in its securities.

(iii)             Purchase for Own Account. The Holder represents that the Securities are being acquired solely for the Holder’s own account for investment and not with a view toward, or for resale in connection with, any “distribution” (as that term is used in the Securities Act) of all or any portion thereof.

(iv)            General Solicitation. The Holder is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(v)              Accredited Investor. The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. The Holder was not formed for the specific purpose of acquiring the Securities.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1           Transfer Restrictions.

(a)           The certificates evidencing the Securities shall be issued to the Holder with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

4.2           Repurchase Right.

(a)           The Holder has entered into a lock-up agreement with the Company dated the date hereof (the “Lock-up Agreement”).

(b)           Beginning on the Closing Date until the end of the lock-up period specified in the Lock-up Agreement, the Holder hereby grants the Company, or its assigns, the option to require the Holder to sell to the Company, or its assignees, all of the Securities in exchange for the Option Price (the “Call Option”). In order to exercise the Call Option, the Company shall deliver to the Holder a call option notice in the form of Schedule I hereto (the “Notice”).

(b)           If the Call Option is exercised, a closing shall be held on the closing date (the “Closing Date”) specified in the relevant notice at the Company’s offices at which Holder will deliver certificates representing the Securities and the Company, or its assigns, will deliver the Option Price.

ARTICLE V.

MISCELLANEOUS

5.1           Termination.  This Agreement may be terminated by the Holder by written notice to the Company, if the Closing has not been consummated on or before _______, 2017; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party.

5.2           Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees and stamp taxes levied in connection with the delivery of the Securities to the Holder.

5.3           Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4           Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5           Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6           Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

5.9           Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

5.10         Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11         Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

MOTA GROUP, INC.	Address for Notice: Attn:
By:__________________________________________ Name: Title: With a copy to (which shall not constitute notice):	Fax: e-mail:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR HOLDER FOLLOWS]

[HOLDER SIGNATURE PAGES TO SECURITIES EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Holder: _____________________

Signature of Authorized Signatory of Holder: __________________________

Name of Authorized Signatory: ____________________________________

Title of Authorized Signatory: _____________________________________

Email Address of Authorized Signatory: ___________________________________________

Facsimile Number of Authorized Signatory: _________________________________________

Address for Notice of Holder:

Fax:

e-mail:

Address for Delivery of Securities:

[SIGNATURE PAGES CONTINUE]

SCHEDULE I
CALL OPTION NOTICE

To: [HOLDER]

Attention:	[•]

[Date]

Ladies and Gentlemen,

Call Option Notice

We refer to the Agreement (the “Agreement”) dated ________ ___, 2017 and made between you and the undersigned. Terms defined in the Agreement shall bear the same meaning when used herein.

We hereby confirm that we wish to exercise the option granted under Section 4.2 of the Agreement and accordingly the Call Option is hereby exercised with respect to all of the Securities.

The Closing Date shall be ______________, 2017.

This call option notice is irrevocable and is governed by, and shall be construed in accordance with the laws of the State of New York.

Yours faithfully

By: ___________________
Name:
Title: